Exhibit 10.7

SECURITIES ACCOUNT CONTROL AGREEMENT

among

PORSCHE INNOVATIVE LEASE OWNER TRUST 2026-1,
as Issuer,

PORSCHE FINANCIAL SERVICES, INC.,
as Servicer,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
in its capacity as Indenture Trustee

and

U.S. BANK NATIONAL ASSOCIATION,
as Securities Intermediary

Dated as of June 12, 2026

PILOT 2026-1 Securities Account Control Agreement

Table of Contents

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SECURITIES ACCOUNT CONTROL AGREEMENT (this “Agreement”), dated as of June 12, 2026, among PORSCHE INNOVATIVE LEASE OWNER TRUST 2026-1, as Issuer (the “Issuer”), PORSCHE FINANCIAL SERVICES, INC., as Servicer (the “Servicer”), U.S. BANK NATIONAL ASSOCIATION, as Securities Intermediary (the “Securities Intermediary”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely in its capacity as Indenture Trustee (the “Secured Party”).

PREAMBLE

Pursuant to the Indenture, dated as of the date hereof, by and between the Issuer and the Indenture Trustee (as amended or modified from time to time, the “Indenture”), the Issuer has granted to the Secured Party, for the benefit of the Noteholders, a first priority security interest in the Trust Accounts and all funds, Trust Account Property (as defined in Appendix A to the SUBI Sale Agreement) or other property on deposit from time to time in or credited to the Trust Accounts, including all investments and proceeds thereof and all income thereon (collectively, the “Trust Account Property”). The Trust Accounts currently existing under the Indenture are the Reserve Account, the Collection Account and the Principal Distribution Account maintained and held at the Securities Intermediary by the Issuer in the name of the Secured Party, subject to the first priority security interest of the Secured Party for the benefit of the Noteholders in the Trust Accounts granted by the Issuer to the Secured Party to secure payment of the Notes.

The parties hereto are entering into this Agreement to perfect the Secured Party’s security interest in the Trust Accounts by “control,” within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”).

ARTICLE I
DEFINITIONS

Section 1.1         Defined Terms. Except as otherwise specified herein or if the context may otherwise require, capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the SUBI Sale Agreement, dated as of the date hereof (as from time to time amended, restated, supplemented or otherwise modified and in effect, the “SUBI Sale Agreement”), between Porsche Funding Limited Partnership, as seller, and Porsche Auto Funding LLC, as buyer.

Section 1.2         Other Interpretive Provisions. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires: (a) terms defined in Article 9 of the UCC as in effect in the State of Delaware and not otherwise defined in this Agreement are used as defined in that Article; (b) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (c) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Agreement, and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (d) the term “including” and all variations thereof means “including without limitation”; (e) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (f) references to any Person include that Person’s successors and assigns; (g) unless the context otherwise requires, defined terms shall be equally applicable to both the singular and plural forms; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

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ARTICLE II
ACCOUNTS

Section 2.1         Accounts.

(a)         The Securities Intermediary represents and warrants to each of the Secured Party and the Issuer that, as of the date hereof, the Securities Intermediary does not know of any claim to or interest in the Trust Accounts, except the first priority security interest of the Secured Party in the Trust Accounts for the benefit of the Noteholders and the other claims and interests of the parties referred to in this Agreement. The Securities Intermediary does not have and shall not have in the future, any security interest, lien or right of setoff on or against the Trust Accounts.

(b)         The Securities Intermediary, the Issuer and the Secured Party agree that the Securities Intermediary is the securities intermediary and the Issuer is the entitlement holder as to each Trust Account subject to the first priority security interest of the Secured Party.

(c)         The Securities Intermediary, the Issuer and the Secured Party agree that all property credited to the Trust Accounts shall be treated as “financial assets” under Article 8 of the UCC.

(d)         The Securities Intermediary shall not accept any “entitlement order,” within the meaning of Section 8-102(a)(8) of the UCC, or other instruction regarding the Trust Accounts except from the Secured Party; provided, that, the Securities Intermediary shall make such distributions as instructed by the Secured Party (in accordance with the Servicer’s Certificate) and invest funds on deposit in accordance with the Servicer’s instructions pursuant to Section 8.2(b) of the Indenture.

(e)         The Securities Intermediary, the Issuer and the Secured Party agree that, with respect to the Trust Accounts, the jurisdiction of the Securities Intermediary for purposes of Articles 8 and 9 of the UCC shall be the State of New York.

(f)         The Securities Intermediary shall at all times be a “participant” (as such term is defined in the Federal Book-Entry Regulations) in the Federal Reserve System.

ARTICLE III
RIGHTS OF THE SECURED PARTY

Section 3.1         Control of Accounts by Secured Party. The Securities Intermediary, the Issuer and the Secured Party agree that the Securities Intermediary shall comply with each entitlement order originated by the Secured Party without further consent of the Issuer or any other Person.

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Section 3.2         No Control by Issuer or Third Parties Concerning Trust Accounts. The Securities Intermediary shall not comply with any instructions of the Issuer or any other Person (other than the Secured Party) concerning the Trust Accounts (including any order that is originated by the Issuer and that would require the Securities Intermediary to make a free delivery of Trust Accounts to the Issuer or any other Person). Additionally, the Securities Intermediary shall not agree with any third party (other than the Secured Party) that the Securities Intermediary will comply with orders originated by such third party concerning the Trust Accounts. Notwithstanding the foregoing, the Securities Intermediary shall invest amounts on deposit in the Trust Accounts pursuant to instructions from the Servicer in accordance with Section 8.2(b) of the Indenture.

Section 3.3         Perfection of Security Interests in Accounts. It is intended that the first priority security interest of the Secured Party in the Trust Accounts be perfected by control of the Trust Accounts under Sections 8-106(d), 9-106(a) and 9-314(a) of the UCC. In addition, it is intended for purposes of Articles 8 and 9 of the UCC that (i) the Issuer be deemed to be the related “entitlement holder”, (ii) the Securities Intermediary be deemed to be the related “securities intermediary”, (iii) all such property held by the Securities Intermediary in the Trust Accounts and all rights of the Secured Party or Issuer against the Securities Intermediary arising out of such property, including any free credit balances, be deemed to be “financial assets”, and (iv) the Secured Party be deemed to have “control” of such Trust Accounts under Section 8-106(d) of the UCC with respect to the first priority security interest therein granted to the Secured Party pursuant to the Indenture. With respect to any proceeds of the Trust Account Property that constitute a deposit account, as defined in Article 9 of the UCC, it is intended for purposes of Article 9 of the UCC that (i) the Securities Intermediary is the bank with which such deposit account is maintained and the Secured Party is the bank’s customer with respect to such deposit account, and (ii) the Issuer, the Secured Party and the Securities Intermediary agree that the Securities Intermediary will comply with instructions originated by the Secured Party directing disposition of funds in such deposit accounts without further consent of the Issuer.

Section 3.4         Notices of Adverse Claims. The Securities Intermediary shall promptly notify the Secured Party and the Issuer if any other person claims that it has a property interest in the Trust Accounts or that it is a violation of such person’s rights for anyone else to hold, transfer or deal with the Trust Accounts.

ARTICLE IV
RIGHTS AND Responsibilities of Securities InterMEDIARY

Section 4.1         Limited Obligations. This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement. The Securities Intermediary may conclusively rely and shall be fully protected in acting or refraining from acting upon notices and communications it believes to be genuine and given by the appropriate party. The Securities Intermediary need not investigate, recalculate, certify or verify any fact, numerical information, or matter stated in any such notice, communication or document. Except for permitting a withdrawal, delivery or payment in violation of Article III, the Securities Intermediary shall not be liable to the Secured Party or the Issuer for any error of judgment made in good faith and in accordance with this Agreement, nor shall it otherwise be liable under this Agreement except as a result of its own willful misconduct, bad faith or negligence in the performance of its duties hereunder.

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Section 4.2         Representations of Securities Intermediary. The Securities Intermediary, to the extent it is acting in the capacity of securities intermediary with respect to Trust Account Property, represents, warrants and covenants that, as of the date hereof:

(a)         it is a “securities intermediary,” as such term is defined in Section 8-102(a)(14)(ii) of the relevant UCC, that in the ordinary course of its business maintains “securities accounts” for others, as such term is used in Section 8-501 of the relevant UCC, and an “intermediary” as defined in the Hague Securities Convention;

(b)         the law of the State of New York shall govern all issues specified in Article 2(1) of the Hague Securities Convention; and

(c)         the Securities Intermediary has and shall continue to have at all relevant times one or more offices (within the meaning of the Hague Securities Convention) in the United States of America engaged in a business or other regular activity of maintaining securities accounts.

ARTICLE V
MISCELLANEOUS

Section 5.1         Amendment and Other Modifications. This Agreement may be amended, supplemented or otherwise modified from time to time, and the observance of any term of this Agreement may be waived, by the parties hereto. Any such modification or waiver of this Agreement shall be in writing and shall be signed by all the parties hereto.

Section 5.2         Termination; Survival. This Agreement shall terminate upon satisfaction and discharge of the Indenture. However, Article IV shall survive termination of this Agreement.

Section 5.3         Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAWS, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. The Issuer and the Securities Intermediary agree that, to the extent any agreement covering the Trust Accounts is not currently governed by the law of the State of New York, such agreement is hereby amended so that the law of the State of New York governs the Trust Accounts, including, without limitation, all issues specified in Article 2(1) of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities held with an Securities Intermediary (the “Hague Securities Convention”). The Issuer and the Securities Intermediary agree that no such governing law provision may be amended or modified without the written consent of the Secured Party. To the extent that the Trust Accounts, or any agreements between the Securities Intermediary, the Secured Party and the Issuer with respect to the Trust Accounts, are at any time governed by laws other than the laws of the State of New York, the parties hereto do not consent to the new governing law for the purposes of Article 7 of the Hague Securities Convention.

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Section 5.4         Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:

(a)         submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b)         consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)         agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 5.8;

(d)         agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)         to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

Section 5.5         Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree.

Section 5.6         No Waiver; Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 5.7         Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

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Section 5.8         Notices, etc. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service or by electronic transmission and addressed in each case as specified on Schedule III to the SUBI Sale Agreement, or at such other address as shall be designated by any of the specified addressees in a written notice to the other parties hereto. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder; provided, however, that any notice to a Noteholder mailed within the time and in the manner prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.

Section 5.9         Headings. The article and section headings hereof have been inserted for convenience only and shall not be construed to affect the meaning, construction or effect of this Agreement.

Section 5.10       Counterparts. This Agreement may be executed in any number of counterparts, including in counterparts executed via electronic signature, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 5.11       Concerning the Secured Party. To the extent that the rights, protections and immunities of the Secured Party are not explicitly stated herein, the Secured Party shall enjoy the same rights, protections and immunities afforded to it in the Indenture.

Section 5.12       Indemnification. The indemnification furnished to the Secured Party under Section 6.7 of the Indenture shall extend to and cover the exercise of its respective rights and the performance of its respective obligations under this Agreement. To the extent U.S. Bank National Association is acting as Securities Intermediary, such indemnification furnished to the Secured Party under Section 6.7 of the Indenture shall also extend to and cover the exercise of the Securities Intermediary’s rights and the performance of its obligations under this Agreement. This Section 5.12 shall survive the resignation or removal of the parties, the resignation or removal of U.S. Bank National Association in any of its capacities hereunder, and the termination of this Agreement.

Section 5.13       No Proceedings. Each of the Securities Intermediary and the Secured Party hereby agree that, from and after the Closing Date and until the date one (1) year plus one (1) day following the date on which all amounts due with respect to the Notes have been paid in full in cash, it will not directly, or indirectly, institute or cause to be instituted against the Issuer any proceedings of the type referred to in the definition of “Bankruptcy Event”; provided, that the foregoing shall not in any way limit the Securities Intermediary’s or the Secured Party’s right to pursue any claims against the Issuer in any proceeding voluntarily commenced by the Issuer or in any proceeding commenced by a Person other than the Indenture Trustee or other creditor rights or remedies that the Securities Intermediary or the Secured Party may have for claims against the Issuer under applicable law.

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Section 5.14       Limited Recourse. Notwithstanding any other provision of this Agreement, the Notes or the Indenture, the obligations of the Issuer hereunder and thereunder are limited-recourse obligations of the Issuer. Such obligations are non-recourse to the Issuer, its assets and its property other than the Collateral, and are payable solely from the Collateral, subject to any prior security interests therein, and following realization of the Collateral, any claims of any party hereto under this Agreement, the Notes or the Indenture (other than the Issuer) shall be extinguished and shall not thereafter be reinstated. No recourse shall be had against any principal, director, officer, employee, beneficiary, shareholder, partner, member, trustee, agent or affiliate of the Issuer or any person owning, directly or indirectly, any legal or beneficial interest in the Issuer, or any successors or assigns of any of the foregoing (the “Exculpated Parties”) for the payment of any amounts payable hereunder or thereunder. No party hereto (other than the Issuer) shall enforce the liability and obligation of the Issuer to perform and observe the obligations contained in this Agreement, the Notes and the other Transaction Documents to which the Issuer is a party by any action or proceeding wherein a money judgment establishing any personal liability shall be sought against the Issuer, subject to the following sentence, or the Exculpated Parties. It is understood that the foregoing provisions of this Section 5.14 shall not (i) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is part of the Collateral, (ii) constitute a waiver, release or discharge of any indebtedness or obligation of the Issuer under the Notes, or secured by the Indenture, until the Collateral has been realized, whereupon any such outstanding indebtedness or obligation shall be extinguished, (iii) limit the right of any Person to name the Issuer as a party defendant in any action or suit or in the exercise of any other remedy under this Agreement and the other Transaction Documents, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against the Issuer, (iv) impair the right of any party hereto (other than the Issuer) to obtain the appointment of a receiver or (v) constitute a waiver of any right which any party hereto (other than the Issuer) may have under any applicable insolvency laws to file a claim for the full amount of the indebtedness or obligations secured by the Indenture or to require that the Collateral shall continue to secure all of the indebtedness or obligations owing to the Noteholders in accordance with the Notes and the Transaction Documents to which the Issuer is a party.

Section 5.15       Limitations on Liability of Securities Intermediary.

(a)         This Agreement shall not subject the Securities Intermediary to any duty, obligation or liability except as is expressly set forth herein. In particular (without implied limitation), the Securities Intermediary need not investigate whether the Secured Party is entitled under the Transaction Documents, or otherwise, to give any entitlement order or any other directions, instructions or other orders in any instance.

(b)         The Securities Intermediary shall be protected in acting or refraining from acting upon any written notice, certificate, instruction, request or other paper or document, as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which the Securities Intermediary in good faith believes to be genuine.

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(c)         The Securities Intermediary may consult with and obtain advice from counsel, accountants or other experts of its own choice in the event of any dispute or question as to the construction of any provision hereof or otherwise in connection with its duties hereunder, and any action taken or omitted by the Securities Intermediary in reasonable reliance upon such advice shall be full justification and protection to it. The Securities Intermediary shall not be liable for any error of judgment or for any act done or step taken or omitted except in the case of its willful misconduct, bad faith or negligence.

(d)         The Securities Intermediary shall have no duties hereunder except those which are expressly set forth herein and in any modification or amendment hereof. For the avoidance of doubt, nothing herein shall impose or imply on the part of the Securities Intermediary any duties of a fiduciary nature.

(e)         The Securities Intermediary may engage or be interested in any financial or other transactions with any party hereto and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such Persons as freely as if it were not the Securities Intermediary hereunder.

(f)          The Securities Intermediary shall not be obligated to take any action which in its reasonable judgment would cause it to incur any expense or liability not otherwise contemplated hereunder unless it has been furnished with an indemnity with respect thereto which is reasonably satisfactory to the Securities Intermediary.

(g)         The Securities Intermediary may rely conclusively upon the contents of any notice, consent, instruction or other communication or document from the Indenture Trustee, for the benefit of the Secured Party, the Issuer or the Servicer that the Securities Intermediary believes in good faith to be genuine and from the proper Person, without any further duty of inquiry or independent investigation on its part.

(h)         The Securities Intermediary shall not be deemed to have notice or knowledge of any Event of Default or any other default under any Transaction Document unless an Authorized Officer of the Securities Intermediary has actual knowledge or Securities Intermediary shall have received written notice thereof. In the absence of such actual knowledge or receipt of such notice, the Securities Intermediary may conclusively assume that none of such events have occurred and the Securities Intermediary shall not have any obligation or duty to determine whether any Event of Default or any other default under any Transaction Document has occurred or is continuing.

(i)          No provision of this Agreement or any other Transaction Document shall be construed to require the Securities Intermediary to perform, supervise, monitor or accept any responsibility for the performance of, the obligations of the Issuer hereunder or under any other Transaction Document or any Person other than itself under any Transaction Document.

(j)          The Securities Intermediary shall not be liable for any delays in performance for causes beyond its reasonable control, including acts of declared or undeclared war (including acts of terrorism), public disorder, rebellion, sabotage, fire, flood, epidemic, pandemic, shelter-at-home order, landslide, lightning, fire, hurricane, earthquake, flood, strike, restriction by civil or military authority in their sovereign or contractual capacities, transportation failure, loss or malfunctions of communications or computer (software and hardware) services, power line or other utility failures or interruptions, the failure of another party to perform its duties, or inability to obtain labor.

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(k)          All rights, benefits, protections, immunities and indemnities afforded to the Paying Agent under the Indenture shall be applicable to the Securities Intermediary, as if set forth herein, mutatis mutandis.

(l)          In no event shall the Securities Intermediary be liable for any special, indirect, incidental, punitive or consequential damages (including lost profits).

Section 5.16       Electronic Signatures and Transmission.

(a)         For purposes of this Agreement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by electronic transmission. The term “electronic signature” shall mean any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto agrees that this Agreement, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign Act, UETA or any applicable state law. Each of the parties hereto are authorized to accept written instructions, directions, reports, notices or other communications delivered by electronic transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by electronic transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such electronic transmission; and none of the parties hereto shall have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information delivered to such party, including, without limitation, the risk of such party acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties.

(b)         Any requirement in this Agreement that a document, including this Agreement, is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature by electronic signature and shall not be deemed to prohibit delivery thereof by electronic transmission.

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Section 5.17       Limitation of Liability of the Owner Trustee. It is expressly understood and agreed by the parties that (a) this Agreement is executed and delivered on behalf of the Issuer by Wilmington Trust, National Association, not individually or personally, but solely in its capacity as Owner Trustee, in the exercise of the powers and authority conferred and vested in it under the trust agreement of the Issuer, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose for binding only, and is binding only on the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally or as Owner Trustee, to perform any covenant or obligation either expressed or implied contained herein of the Issuer, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (d) Wilmington Trust, National Association has made no and will make no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Agreement and (e) under no circumstances shall Wilmington Trust, National Association, be personally liable for the payment of any indebtedness, indemnity obligations or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents, as to all of which recourse shall be limited to the assets of the Issuer.

Section 5.18       Multiple Roles. It is expressly acknowledged, agreed and consented to that Wilmington Trust Company will be acting in the capacity of Origination Trustee and its affiliate, Wilmington Trust, National Association will be acting in the capacity as Owner Trustee. Wilmington Trust Company and Wilmington Trust, National Association may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other equitable principles to the extent that any such conflict or breach arises from the performance by Wilmington Trust Company of its express duties set forth in the Origination Trust Agreement or the performance by Wilmington Trust, National Association of its express duties set forth in the Trust Agreement, all of which defenses, claims or assertions are waived by the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

PORSCHE INNOVATIVE LEASE OWNER TRUST 2026-1,
as Issuer

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

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Porsche financial services, inc.,
as Servicer

By:
Name:	Nicolas Leduc
Title:	President and CEO

By:
Name:	Eli Yaremenko
Title:	Assistant Treasurer

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U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Indenture Trustee, as Secured Party

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as Securities Intermediary

By:
Name:
Title:

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